Investor Roadshow Presentation February 2019 www.TrueBlue.com

Forward-Looking Statements

Investment highlights Track record of favorable growth and investor returns Strong balance sheet and cash flow to support stock buybacks 3

TrueBlue at a glance 151,000 730,000 #1 Clients served annually People connected to One of the largest U.S. industrial Global 1 with strong diversity work during 2018 staffing providers RPO provider2 2013-2018 2013-2018 Average Return Revenue CAGR on Equity3 8% 16% $2.5B Growth Return 2018 Revenue PeopleScout named a Leader and HRO Today magazine repeatedly Thousands of veterans hired each Recognized for breakthrough board Star Performer by Everest Group for recognizes PeopleScout as a global year via internal programs as well as practices that promote greater service delivery, technology and market leader Hiring Our Heroes and Wounded diversity and inclusion buyer satisfaction Warriors 1 No single client accounted for more than 3% of total revenue for FY 2018. 2 Source: Everest Group. Overall recruitment process outsourcing rankings by annual number of hires (2018). 3 Calculated as adjusted net income divided by average shareholders’ equity over the prior four quarters. 4

Three specialized segments meet diverse client needs On-site contingent workforce management solutions1 Revenue mix3 61% 29% 10% Segment profit3 55% 14% 31% Margin 6% 3% 19% 1 We use the following distinct brands to market our PeopleManagement contingent workforce solutions: Staff Management | SMX, SIMOS Insourcing Solutions and Centerline Drivers. 2 Also includes managed service provider business, which provides clients with improved quality and spend management of their contingent labor vendors. 3 Revenue and segment profit calculations based on FY 2018. Starting in FY 2018 we are evaluating performance based on segment revenue and segment profit. Segment profit is comparable to segment adjusted EBITDA amounts reported in prior periods, and this change did not impact the mix of profit by segment. Segment profit includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit excludes goodwill and intangible impairment charges, depreciation and amortization expense, unallocated corporate general and administrative expense, interest, other income and expense, income taxes, and costs not considered to be ongoing costs of the segment.

Solving workforce challenges globally robust worker shortage age 65 complex and will global workforce outnumber solutions growth diverse 1 Bureau of Labor Statistics Employment Projections: Occupations with the most job growth, 2016-2026. Industrial staffing and RPO jobs: #2: food prep/serving workers, #8: labor, freight, stock, and material movers, #12: construction laborers and #16: customer service representatives. 2 U.S. Census Bureau, An Aging Nation: Projected Number of Children and Older Adults (2018). 6

Strong position in attractive vertical markets Construction Manufacturing Transport & Wholesale Retail & Services            Industry Dynamics Industry FY-18 Business Mix: 23% FY-18 Business Mix: 26% FY-18 Business Mix: 22% FY-18 Business Mix: 18% Housing Starts Have Not Kept Pace U.S. Manufacturing Renaissance Wholesale Trade At New High E-commerce Growing % of Retail Sales US Population Housing Permits Industrial Production Transportation and Warehousing Employment E-commerce % of Retail Sales Millions Thousands Index Millions 350 2,500 120 330 5.5 14% 13% 310 2,000 110 5.0 12% 290 100 11% 270 1,500 4.5 10% 250 90 9% 230 1,000 4.0 8% 210 80 7% 190 500 3.5 6% 70 170 5% 3.0 150 - 60 4% 1990 1993 1996 1999 2002 2005 2008 2011 2014 2017 1993 1996 1999 2002 2005 2008 2011 2014 2017 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 1990 1993 1996 1999 2002 2005 2008 2011 2014 2017 Source: U.S. Census Bureau Source: U.S. Board of Governors of the Federal Reserve System (FRB) Source: Bureau of Labor Statistics Source: U.S. Census Bureau 7

Powerful secular forces in industrial staffing 6%   Growing Market  Compelling  Technology    Positive o  Demographic o Rise of Trends E-commerce   o  o Temporary Help On-Shoring  Penetration Growth Comeback 1 Source: Staffing Industry Analysts. 2 Source: TrueBlue estimate based on 6% CAGR from 2018 to 2025. 8 3 Source: Bureau of Labor Statistics.

Segment strategy highlights  15%+ potential operating  Attractive on-site solution  Compelling value margin on incremental proposition with  Perfect fit for larger attractive margins revenue clients with longer- duration / strategic need  Global RPO market  JobStackTM creating for contingent workers experiencing strong favorable differentiation growth with clients and  Strength in the associates e-commerce vertical  Leverage TMP acquisition to compete  Focused on new client  >30% of all orders now on global opportunities wins and margin filled by JobStack expansion  Industry leading proprietary technology – rolling out AffinixTM, a next-generation HR tool Boost shareholder returns through share repurchase

Transforming our business for a digital future JobStack TM Mobile app that algorithmically connects workers Industry leading platform for sourcing, screening with jobs and delivering a permanent workforce  Driving value via higher candidate  Competitive satisfaction, faster conversion differentiation enhances rates, reduced time to fill and client and worker loyalty client scalability  4.6 stars in iOS app  Winner of the 2018 HRO Today store (worker app) TekTonic Award for Candidate Experience  >30% of all orders now filled by JobStack  Winner of the 2018 Brandon Hall Award for Best Advance in RPO Technology

PeopleScout: attractive margin and rapid growth  Industry Leadership Segment Profit Margin 1 o #1 global provider of enterprise RPO PeopleScout 19% o Emerging healthcare vertical strength TBI Total 9%  Differentiated Service o Proprietary technology drives value-add recruitment capabilities FY-15 FY-18  Growing Market o 12% global market growth CAGR2  Global Prospects PeopleScout % of Total Company Results o Opportunity to broaden footprint in Revenue Segment Profit 31% Europe and Asia Pacific o Acquired TMP Holdings LTD, in June 2018 increasing PeopleScout’s ability 10% to compete for more global business 4% 5% FY-15 FY-18 1 Source: Everest Group. Overall RPO rankings by annual number of hires (2017). 2 Source: NelsonHall (2018). Represents estimated market CAGR from 2017-2022.

Well-Positioned to Boost Shareholder Returns with Buybacks 1.7x 1.7x millions $233 0.9x 1.0x $109 0.6x $78 $54 $31 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Total Debt to Adjusted EBITDA1 Free Cash Flow2 millions $37 17% 17% 17% $35 16% 13% $6 $0 $0 2014 2015 2016 2017 2018 Share Repurchases3 2014 2015 2016 2017 2018 1 See the appendix to this presentation and “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 2 Calculated as net cash provided by operating activities, minus purchases for property and equipment. See the appendix to this presentation and “Financial Information” in the Investors section of our website at www.trueblue.com for a definition and full reconciliation of non-GAAP financial measures to GAAP financial results. 3 Currently utilizing $100 million stock repurchase authorization announced on 30 October, 2017. $58 million remaining under the authorization as of December 31, 2018. 4 Calculated as adjusted net income divided by average shareholders’ equity at the end of the prior four quarters.

NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Non-GAAP Measure Definition Purpose of Adjusted Measures EBITDA and EBITDA excludes from net income (loss): - Enhances comparability on a consistent basis and provides Adjusted EBITDA - interest and other income (expense), net, investors with useful insight into the underlying trends of the - income taxes, and business. - depreciation and amortization. - Used by management to assess performance and effectiveness of Adjusted EBITDA, further excludes: our business strategies. - acquisition/integration costs, - goodwill and intangible asset impairment charge, and - Provides a measure, among others, used in the determination of - Work Opportunity Tax Credit third-party processing fees and incentive compensation for management. - other costs. Adjusted net income Net income (loss) and net income (loss) per diluted share, excluding: - Enhances comparability on a consistent basis and provides and Adjusted net - adjustment to the gain on divestiture, investors with useful insight into the underlying trends of the income, per diluted - acquisition/integration costs, business. share - goodwill and intangible asset impairment charge, - amortization of intangibles of acquired businesses, as well as accretion expense - Used by management to assess performance and effectiveness of related to acquisition earn-out, our business strategies. - other costs, - tax effect of each adjustment to U.S. GAAP net income (loss), and - adjusted income taxes to the expected effective tax rate. Free cash flow Net cash provided by operating activities, minus cash purchases for property and - Used by management to assess cash flows equipment. 14

1. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME, PER DILUTED SHARE (Unaudited) 2018 2017 2016 2015 52 Weeks Ended 52 Weeks Ended 53 Weeks Ended 52 Weeks Ended (in thousands, except for per share data)* Dec 30, 2018 Dec 31, 2017 Jan 1, 2017 Dec 25, 2015 Net income (loss) $ 65,754 $ 55,456 $ (15,251) $ 71,247 Adjustment to gain on divestiture (1) (718) ——— Acquisition and integration costs (2) 2,672 — 6,654 5,135 Goodwill and intangible asset impairment charge (3) — — 103,544 — Amortization of intangible assets of acquired businesses (4) 20,750 22,290 27,069 19,903 Other costs (5) 10,317 162 5,569 — Tax effect of adjustments to net income (loss) (6) (5,074) (6,287) (39,994) (7,011) Adjustment of income taxes to normalized effective rate (7) (1,843) 380 606 (1,805) Adjusted net income $ 91,858 $ 72,001 $ 88,197 $ 87,469 Adjusted net income, per diluted share $ 2.28 $ 1.74 $ 2.10 $ 2.10 Diluted weighted average shares outstanding 40,275 41,441 41,968 41,622 2. RECONCILIATION OF U.S. GAAP NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA (Unaudited) 2018 2017 2016 2015 52 Weeks Ended 52 Weeks Ended 53 Weeks Ended 52 Weeks Ended (in thousands) Dec 30, 2018 Dec 31, 2017 Jan 1, 2017 Dec 25, 2015 Net income (loss) $ 65,754 $ 55,456 $ (15,251) $ 71,247 Income tax expense (benefit) 9,909 22,094 (5,089) 25,200 Interest and other (income) expense, net (1,744) 14 3,345 1,395 Depreciation and amortization 41,049 46,115 46,692 41,843 EBITDA 114,968 123,679 29,697 139,685 Acquisition and integration costs (2) 2,672 — 6,654 5,135 Goodwill and intangible asset impairment charge (3) — — 103,544 — Work Opportunity Tax Credit processing fees (8) 985 805 1,858 2,352 Other costs (5) 10,317 162 5,569 — Adjusted EBITDA $ 128,942 $ 124,646 $ 147,322 $ 147,172 See the last slide of the appendix for footnotes. 15

3. RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOWS (Unaudited) 2018 2017 2016 2015 52 Weeks Ended 52 Weeks Ended 53 Weeks Ended 52 Weeks Ended (in thousands) Dec 30, 2018 Dec 31, 2017 Jan 1, 2017 Dec 25, 2015 Net cash provided by operating activities $ 125,692 $ 100,134 $ 260,703 $ 72,072 Capital expenditures (17,054) (21,958) (29,042) (18,394) Free cash flows $ 108,638 $ 78,176 $ 231,661 $ 53,678 Footnotes: 1. Gain on the divestiture of our PlaneTechs business sold mid-March 2018. 2. Acquisition and integration costs related to the acquisition of TMP Holdings LTD, which was completed on June 12, 2018, the acquisition of the recruitment process outsourcing business of Aon Hewitt, which was completed on January 4, 2016, the acquisition of SIMOS, which was completed on December 1, 2015, and the acquisition of Seaton, which was completed on June 30, 2014. 3. The Goodwill and intangible asset impairment charge for the fiscal year ended January 1, 2017, included $99.3 million of impairment charges relating to our Staff Management | SMX, hrX, and PlaneTechs reporting units, and write-off of the CLP and Spartan reporting unit trade names/trademarks of $4.3 million due to the re- branding to PeopleReady. Note, our PeopleScout and hrX service lines were combined during fiscal 2016 and now represent a single operating unit (PeopleScout). 4. Amortization of intangible assets of acquired businesses, as well as accretion expense related to the SIMOS acquisition earn-out in fiscal years 2017 and 2016. 5. Other charges for the fiscal year ended December 30, 2018 include implementation costs for cloud-based systems of $6.7 million and accelerated vesting of stock associated with the CEO transition of $3.6 million. Other charges for the fiscal year ended December 31, 2017 include a workforce reduction charge of $2.5 million primarily associated with employee reductions in the PeopleReady business, offset by $2.3 million of workers' compensation benefit. The workers' compensation benefit is associated with the favorable settlement of insurance coverage associated with a former insurance company and other items not considered part of our core operations. Other charges for the fiscal year ended January 1, 2017, consist of costs of $2.6 million associated with our exit from the Amazon delivery business, $1.3 million adjustment to increase the earn-out associated with the acquisition of SIMOS, and branch signage write branch signage write-offs of $1.6 million due to our re- branding to PeopleReady. 6. Total tax effect of each of the adjustments to U.S. GAAP net income (loss) using the expected ongoing rate of 16 percent for 2018, due to the enacted U.S.TaxCuts and Jobs Act, and 28 percent for all other periods presented. 7. Adjustment of the effective income tax rate to the expected ongoing rate of 16 percent for 2018, due to the enacted U.S. Tax Cuts and Jobs Act, and 28 percent for all other periods presented. 8. These third-party processing fees are associated with generating the Work Opportunity Tax Credits, which are designed to encourage employers to hire workers from certain targeted groups with higher than average unemployment rates. 16